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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported June 24, 1999)
                                                --------------

                       U.S. Digital Communications, Inc.
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              (Exact Name of Registrant as Specified in Charter)

Nevada                          0-21225              52-2124492
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(State or Other                 Commission File      (IRS Employer
Jurisdiction                    Number)              Identification
Incorporation                                        No.)

2 Wisconsin Circle, Chevy Chase, Maryland            20815
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code (301) 961-1540
                                                   --------------

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5    Other Events
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          The Registrant, on Thursday, June 24, 1999, issued a press release.
The full text of which is printed below.



Press Release Copy


June 24, 1999

Robert J. Wussler, Chairman of the Board of U.S. Digital Communications, Inc. (OTC Bulletin Board: USDI - news), announced today that the Company is actively exploring specific merger and asset-sale opportunities in an effort to resolve its urgent liquidity problems.

Mr. Wussler stated that, "As a result of the widely reported difficulties marketing satellite telephone systems, International Satellite Group, Inc. ('Insat'), our principal operating subsidiary, has experienced severe shortfalls in sales and revenue. As previously reported, this shortfall has resulted in a liquidity problem for both Insat and U.S. Digital. Insat has curtailed its field sales operations and certain other functions in order to reduce cash requirements. It has been able to continue to provide its customers with uninterrupted satellite telephone services and to make direct sales on a limited basis. However, additional short-term capital resources will have to be secured in order to maintain Insat's on-going operations.

"Our Board of Directors has instructed management to explore resolving liquidity problems through merger opportunities and/or sale of equipment and customer-list assets. We are currently engaged in merger discussions with more than one potential partner and have been approached by a number of potential purchasers of key assets. There is, of course, no assurance that any of these discussions will result in agreements."

Wussler concluded, "While we continue to explore our strategic options, the Company is also negotiating with key suppliers, investors and others to manage its current cash deficit. We have been successful in securing additional financing for our immediate needs as well as favorable terms from certain key vendors. However, there can be no assurance that such discussions will continue to yield satisfactory results and that corporate operations will continue uninterrupted."

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      U.S. DIGITAL COMMUNICATIONS, INC.
                                                (Registrant)



Date:  July 12, 1999                  By: /s/ Robert J. Wussler
                                          -----------------------------------
                                          Name:  Robert J. Wussler
                                          Title: Chairman

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